UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): July 2, 2007


                        AMERICAN TECHNOLOGIES GROUP, INC.
               (Exact name of registrant as specified in charter)

----------------------------------------- --------------------------------------- --------------------------------------
                 Nevada                                  0-23268                               95-4307525
----------------------------------------- --------------------------------------- --------------------------------------
    (State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
             incorporation)
----------------------------------------- --------------------------------------- --------------------------------------

                                 412 W. Bolt St.
                               Ft. Worth, TX 76113
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (626) 357-5000

                                   Copies to:
                                Virgil K. Johnson
                           Erickson & Sederstrom, P.C.
                          Regency Westpointe, Suite 100
                           10330 Regency Parkway Drive
                                 Omaha, NE 68114
                    Phone:(402) 390-2200 Fax: (402) 390-7130

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.


On July 2, 2007, the Registrant's board of directors received the letter of resignation of Dr. Gary Fromm as a director and officer of the Registrant. Dr. Fromm and Mr. Thomas E. Durkin III, a fellow director, had a difference of opinion (i) as to the manner in which to improve the Registrant's financial position and (ii) as to Mr. Durkin's proposed addition of members to the board and related management issues. Mr. Durkin's proposal was conditioned upon varying factors, one of which was compliance with all corporate governance issues. The other members of the board agreed with Mr. Durkin as to the manner in which to improve the Registrant's financial position. No action was taken with regard to any other matters raised by Mr. Durkin. Dr. Fromm did not believe it would be prudent or fruitful to remain on the board of directors or to hold any office with the Registrant.

Dr. Fromm's letter of resignation, dated July 1, 2007, is attached to this report as an exhibit.

As of the date hereof, no person has been appointed to fill the vacancy created by Dr. Fromm's resignation in his capacity as a member of the board of directors or as the Registrant's Chief Executive Officer.


Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

99.1            Letter of resignation, dated July 1, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN TECHNOLOGIES GROUP, INC.



Date:  July 6, 2007                         /s/ Barry Ennis
                                            -----------------------------
                                            Barry Ennis
                                            Vice President


                                       3